                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 12, 2002


                               RESPIRONICS, INC.
                               -----------------
            (Exact name of registrant as specified in its charter)

         Delaware                    000-16723          25-1304989
----------------------------    ------------------   ------------------
(State or other jurisdiction        (Commission        (IRS Employer
     of incorporation)              File Number)    Identification No.)

        1501 Ardmore Boulevard
       Pittsburgh, Pennsylvania                         15221-4401
       -------------------------                        ----------
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (412) 731-2100

Item 2.  Acquisition or Disposition of Assets.

     On April 12, 2002, the Registrant completed the acquisition of Novametrix Medical Systems Inc. ("Novametrix"). The acquisition of Novametrix was consummated pursuant to an Agreement and Plan of Merger dated as of December 17, 2001, pursuant to which Respironics Holdings, Inc., a wholly owned subsidiary of the Registrant, was merged with and into Novametrix (the "Merger"). Upon consummation of the Merger, approximately 2,600,000 shares of the Registrant's common stock became issuable to the former stockholders of Novametrix, reflecting an exchange ratio of .2541 shares of the Registrant's common stock for each outstanding share of Novametrix's common stock. In addition, approximately 509,000 shares of Registrant's common stock are reserved for issuance upon exercise of options and warrants issued in replacement of Novametrix options and warrants that were not exercised prior to the consummation of the Merger. The Merger was structured as a tax-free reorganization and is intended to be accounted for as a purchase.

Item 7.  Financial Statements and Exhibits.

(a) Incorporated herein by reference to (a) pages F-1 through F-26 of Novametrix's Annual Report on Form 10-K for the year ended April 29, 2001,
     (b) pages 3 through 8 of Novametrix's Quarterly Report on Form 10-Q for the quarter ended July 29, 2001, and (c) pages 3 through 9 of Novametrix's Quarterly Reports on Form 10-Q for the quarters ended October 28, 2001 and January 27, 2002.

(b) The pro forma financial information of the combined company will be filed by amendment not later than sixty days after the date the initial report on Form 8-K must be filed.

(c)  Exhibits.

     Exhibit No.  Description
     ----------   -----------

        2.1 Agreement and Plan of Merger by and between Respironics Holdings, Inc. and Novametrix Medical Systems Inc. including Guarantee of Respironics, Inc. dated as of December 17, 2001(incorporated by reference to Annex A to the Proxy Statement/Prospectus forming a part of Amendment 1 of Registrant's Registration Statement on Form S-4 (File No. 333-77048) dated March 1, 2002).

       99.1 Financial Statements of Novametrix (incorporated herein by reference to (a) pages F-1 through F-26 of Novametrix's Annual Report on Form 10-K for the year ended April 29, 2001,
                  (b) pages 3 through 8 of Novametrix's Quarterly Report on
                  Form 10-Q for the quarter ended July 29, 2001, and (c) pages
                  3 through 9 of Novametrix's Quarterly Reports on Form 10-Q for the quarters ended October 28, 2001 and January 27, 2002.

       99.2       Press Release of Registrant dated April 15, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                RESPIRONICS, INC.
                                                  (Registrant)


                                        By    /s/ James C. Woll
                                           --------------------------
                                                James C. Woll
                                     Vice President--Corporate Controller and
                                                   Treasurer

Date:  April 26, 2002

                                      -2-